UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2012

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 16, 2012, Lantronix, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its existing Loan and Security Agreement dated May 23, 2006 (the “Loan Agreement”) with Silicon Valley Bank. The effective date of the Amendment is September 30, 2012.

The Amendment provides, among other things, for:

(1)       A renewal of the Company’s $4.0 million revolving line of credit with an extended maturity date of September 30, 2014;

(2)       A modification of the revolving credit line borrowing formula in the Loan Agreement to eliminate the $500,000 borrowing base reserve;

(3)       A reduction in the interest rate such that the principal amount outstanding under the revolving credit line shall accrue interest at a per annum rate equal to the greater of (i) the prime rate plus 0.75% or (ii) 4.00%; provided that if the Company does not maintain a monthly “quick ratio” of 1.0 or greater, the interest rate applicable to principal amounts outstanding under the revolving credit line shall increase to the greater of (i) the prime rate plus 1.25% or (ii) 4.00%.

(4)       A reduction in the interest rate applicable to principal amounts outstanding under the term loan to a per annum rate equal to the prime rate plus 1.50%;

(5)       A fee of $10,000, of which $5,000 was payable upon execution of the Amendment and $5,000 is payable upon the first anniversary thereof; and

(6)       A reduction to the minimum tangible net worth financial covenant that requires the Company to meet a tangible net worth of at least $6.0 million plus 50% of all consideration received after the effective date of the amendment for any issuances of equity securities or subordinated debt of the Company (“Minimum Tangible Net Worth”). Additionally, the Minimum Tangible Net Worth threshold will increase on a quarterly basis by 50% of future quarterly net income of the Company.

In connection with the Amendment, on October 16, 2012 the Company entered into an amendment (the “Ex-Im Amendment”) to its Loan and Security Agreement (EXIM Program) dated May 23, 2006 with Silicon Valley Bank (the “Ex-Im Loan Agreement”) and a re-execution of the Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement (the “Borrower Agreement”) in favor of The Export-Import Bank of the United States and Silicon Valley Bank. The effective date of the Ex-Im Amendment is September 30, 2012. The terms of the Ex-Im Amendment generally parallel the terms of the Amendment described above with respect to the revolving line of credit available under the Ex-Im Loan Agreement, except that the Ex-Im Amendment provides for a fee of $20,000, of which $10,000 was payable upon execution of the Amendment and $10,000 is payable upon the first anniversary thereof.

 Each of the foregoing summaries of the Amendment, the Ex-Im Amendment, and the Borrower Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment, the Ex-Im Amendment, and the Borrower Agreement, copies of which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)   The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number	Description
99.1	Amendment dated October 16, 2012 to the Loan and Security Agreement dated May 23, 2006 between Lantronix, Inc. and Silicon Valley Bank.
99.2	Amendment dated October 16, 2012 to the Loan and Security Agreement (EXIM Program) dated May 23, 2006 between Lantronix, Inc. and Silicon Valley Bank.
99.3	Borrower Agreement by Lantronix, Inc. in favor of Export-Import Bank of the United States dated October 16, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2012	LANTRONIX, INC., a Delaware corporation

By:	/s/ Jeremy Whitaker Jeremy Whitaker Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Amendment dated October 16, 2012 to the Loan and Security Agreement dated May 23, 2006 between Lantronix, Inc. and Silicon Valley Bank.
99.2	Amendment dated October 16, 2012 to the Loan and Security Agreement (EXIM Program) dated May 23, 2006 between Lantronix, Inc. and Silicon Valley Bank.
99.3	Borrower Agreement by Lantronix, Inc. in favor of Export-Import Bank of the United States dated October 16, 2012.

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